UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2026

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

On April 3, 2026, La Rosa Holdings Corp., a Nevada corporation (the “Company”), La Rosa Realty Orlando LLC, a majority owned subsidiary of the Company (the “LRRO”), Reinaldo Zapata and Viviana Figueroa (collectively, the “Sellers”), entered into a settlement agreement (“Settlement Agreement”). Pursuant to the Settlement Agreement, each of the Sellers sold their 24.5% membership interests (collectively, the “Interests”) in LRRO to the Company, and the Company agreed to (i) to forgive the amount of $106,447 allegedly owed by Mr. Zapata to LRRO, (ii) forgive the alleged $152,295 franchise fee obligation under Mr. Zapata’s personal guaranty, (iii) pay Ms. Figueroa the amount of $10,000, and (iv) to dismiss without prejudice the case of La Rosa Realty Corp., La Rosa Realty Orlando LLC v. Reinaldo Zapata, Viviana Figueroa, Case No. 2026-CA-001011-O, pending in the Circuit Court of Orange County, Florida. The Settlement Agreement also provides for mutual releases of claims that the parties have or may have against each other.

In connection with the Settlement Agreement, on April 3, 2026, Mr. Zapata and Ms. Figueroa signed the assignments of membership interests (collectively, the “Assignments”), pursuant to which they sold, assigned and transferred to the Company all rights, title, and interest in their Interests to the Company. As a result, LRRO became a wholly-owned subsidiary of the Company.

The foregoing descriptions of the Settlement Agreement and Assignments do not purport to be complete and are qualified in their entirety by reference to the forms of Settlement Agreement and Assignments, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of Settlement Agreement by and among La Rosa Holdings Corp., La Rosa Realty Orlando LLC, Reinaldo Zapata and Viviana Figueroa, dated as of April 3, 2026.
10.2	Form of Assignment of Membership Interest of Mr. Zapata, dated as of April 3, 2026.
10.3	Form of Assignment of Membership Interest of Ms. Figueroa, dated as of April 3, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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